Exhibit 99.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S. C. SECTION 1350)

In connection with the Annual Report of J.B. Hunt Transport Services, Inc. (the “Company”) on Form 10-K for the twelve month period ended December 31, 2002 (the “Report”), I, Kirk Thompson, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.               The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S. C. 78m or 78o(d) ); and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2003	/s/ Kirk Thompson
Kirk Thompson
President and Chief Executive Officer